United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2009

FortuNet, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 17, 2009, FortuNet, Inc. issued a press release announcing that it has declared a $2.50 Per Share Special Cash Dividend and reported its 2009 Annual Meeting Results, Election of Officers and Re-Appointment of Auditor.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press release, dated April 17, 2009, announcing that it has declared a $2.50 Per Share Special Cash Dividend and reported its 2009 Annual Meeting Results, Election of Officers and Re-Appointment of Auditor.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc (Registrant)
April 17, 2009 (Date)	/s/ YURI ITKIS Yuri Itkis Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release, dated April 17, 2009, announcing that it has declared a $2.50 Per Share Special Cash Dividend and reported its 2009 Annual Meeting Results, Election of Officers and Re-Appointment of Auditor.